UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): April 12, 2005


                        PACKAGING DYNAMICS CORPORATION
            (Exact Name of Registrant as Specified in its Charter)


           Delaware                    000-49741                 32-0009217
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)


                3900 West 43rd Street, Chicago, Illinois 60632
              (Address of Principal Executive Offices) (Zip Code)


                                (773) 843-4000
             (Registrant's telephone number, including area code)

                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01     Entry Into a Material Agreement.

              The information set forth in Item 2.03 of this Current Report on Form 8-K is incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

              On April 12, 2005, Packaging Dynamics Corporation (the "Company") effected certain changes to its existing credit facility with Bank of America, N.A. ("BOA"), as amended by the First Amendment to the Credit Agreement dated August 6, 2004 (collectively, the "Senior Credit Facility") pursuant to that certain Second Amendment to Credit Agreement (the "Second Amendment"), entered into as of April 12, 2005, among Packaging Dynamics Operating Company (the "Borrower"), the Company, the domestic subsidiaries of the Borrower, the lenders thereto and BOA. The Second Amendment provides for an overall decrease in the interest rates of the tranche A and tranche B loans. The tranche A term loans and revolving loans bear interest at rates of up to 1.25%, decreased from 2.0%, plus the base rate, in the case of the Base Rate Loans (as such term is defined in the Senior Credit Facility), and up to 2.25%, decreased from 3.0%, plus LIBOR, in the case of Eurodollar Loans (as such term is defined in the Senior Credit Facility). The tranche B term loans bear interest at rates of 1.25%, decreased from 2.0%, plus the base rate, in the case of the Base Rate Loans, and 2.25%, decreased from 3.0%, plus LIBOR, in the case of Eurodollar Loans. In addition, the applicable percentage rates of certain of the fees that may be incurred by the Company under the Senior Credit Facility were decreased.

              A copy of the Second Amendment is attached hereto as Exhibit
10.1. The description of the Second Amendment in this Current Report on Form 8-K is qualified in its entirety by reference to the complete copy attached hereto as an exhibit.

Item 9.01.    Financial Statements and Exhibits.

              (c)      Exhibits.

Exhibit No.   Description
-----------   ---------------------------------------------------------------

Exhibit 10.1  Second Amendment to Credit Agreement, dated April 12,
              2005, among Packaging Dynamics Operating Company, Packaging Dynamics Corporation, each of the domestic subsidiaries of Packaging Dynamics Operating Company, the lenders party thereto and Bank of America, N.A.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PACKAGING DYNAMICS CORPORATION


Dated: April 14, 2005                  By:   /s/ Patrick T. Chambliss
                                             ----------------------------------
                                             Patrick T. Chambliss
                                             Vice President and Chief Financial
                                             Officer



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                                 EXHIBIT INDEX


Exhibit No.   Description
-----------   ---------------------------------------------------------------

Exhibit 10.1  Second Amendment to Credit Agreement, dated April 12,
              2005, among Packaging Dynamics Operating Company, Packaging Dynamics Corporation, each of the domestic subsidiaries of Packaging Dynamics Operating Company, the lenders party thereto and Bank of America, N.A.